March 5, 2019

DREYFUS INVESTMENT PORTFOLIOS

- Technology Growth Portfolio

Supplement to Summary Prospectus and Prospectus

 dated May 1, 2018

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Barry K. Mills and Erik A. Swords are the fund's primary portfolio managers, positions they have held since October 2007 and March 2019, respectively.  Messrs. Mills and Swords are directors and senior research analysts on the global research team at Mellon Investments Corporation (Mellon), an affiliate of Dreyfus.  Messrs. Mills and Swords are also employees of Dreyfus.

The following information supersedes and replaces the third paragraph in the section "Fund Details – Management" in the prospectus:

Barry K. Mills and Erik A. Swords are the fund's primary portfolio managers who are jointly and primarily responsible for managing the fund's portfolio. Mr. Mills has been a primary portfolio manager of the fund since October 2007 and Mr. Swords has been a primary portfolio manager of the fund since March 2019. Mr. Mills is a director and senior research analyst at Mellon Investments Corporation, an affiliate of Dreyfus. He has been employed by Mellon or a predecessor company of Mellon since June 2005, and by Dreyfus since 1999. Mr. Swords is a director and senior research analyst at Mellon. He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by Dreyfus since 2005. Messrs. Mills and Swords manage the fund in their capacity as employees of Dreyfus.

0175STK0319

March 5, 2019

DREYFUS INVESTMENT PORTFOLIOS

- Technology Growth Portfolio

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
TGP	Matthew Griffin

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Erik Swords[1]	13	$6.2B	7	$979M	18	$2.1B

1Because Mr. Swords became a portfolio manager of TGP as of March 5, 2019, his information is as of January 31, 2019.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Erik Swords	Other Accounts	2	$106M

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Erik Swords[1]	TGP	None

1Mr. Swords became a portfolio manager of TGP as of March 5, 2019, and as of that date did not own shares of the fund.

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